Exhibit 99.1

Quarterly Update September 30, 2009

Corporate Overview As of September 30, 2009 4,439,705 Sq Ft 9,093,049 Sq Ft 1,929,443 Sq Ft 1,638,351 Sq Ft 4,144,626 Sq Ft 2,297,479 Sq Ft Alabama Arizona Arkansas California Colorado Conn. Delaware Florida Georgia Idaho Illinois Indiana Iowa Kansas Kentucky Louisiana Maine Md. Mass. Michigan Minnesota Mississippi Missouri Montana Nebraska Nevada N.H. New Jersey New Mexico New York North Carolina North Dakota Ohio Oklahoma Oregon Pennsylvania R.I. South Carolina South Dakota Tennessee Texas Utah Vt. Virginia Washington West Virginia Wisconsin Wyoming More than 5 MSF +1-5 MSF Less than 1 MSF Total GLA by State 2 Inland Western Retail Real Estate Trust, Inc. is a self-managed real estate investment trust that acquires and manages a diversified portfolio of real estate, primarily multi-tenant shopping centers, across the United States. As of September 30, 2009, our portfolio under management totaled in excess of 49 million square feet, consisting of 301 consolidated operating properties. We also have interest in 12 unconsolidated operating properties and 14 properties in 7 development joint ventures.

Portfolio Composition & Investment Allocation As of September 30, 2009 Total Assets - $7.1 billion 1) Gross investment in properties net of depreciation and impairments. Property type percentages reflect the percentage of gross leasable area. 2) Other assets primarily consist of accounts, notes and dividends receivable; marketable securities; intangible assets; prepaid expenses; properties held for sale; and restricted cash and escrows. 3 Net Investment Properties1 87% Lifestyle Center – 9% Community Center – 21% Neighborhood Center – 8% Single Tenant Retail – 10% Other – 16% Power Center – 36% 2

From inception, our strategy has been to acquire and manage a portfolio comprised of strategically located assets with tenants who are predominantly credit-rated, value-oriented, necessity-based retailers. This segment has historically demonstrated limited volatility during economic downturns. Diversification by geography, by retail property type and by tenant to mitigate risk and exposure to any one segment. Conservative balance sheet with minimal corporate debt. Majority of debt comprised of individual mortgage loans; coupled with a $14 million average loan size, this broadens our lending sources. Disciplined asset management incorporates regular review of portfolio resulting in proactive identification of issues and opportunities. Business Strategy 4

Addressing Today’s Challenges Strengthening the Balance Sheet and Managing Occupancy 5 Issue Year-to-Date Results Debt maturing in 2009 and 2010 Limited access to cash due to frozen credit markets Flexibility required on covenants for line of credit $625 million proceeds from 10 year CMBS (securitized) loan: extending upcoming debt maturities through 2019 $140 million life company mortgage refinancing: extending 2009 and 2010 debt maturities through 2014 $236 million refinanced through one off financing $338 million in non-core asset sales: resulting in $209 million reduction in debt in connection with its asset disposition strategy Suspension of the share repurchase program (“SRP”), resulting in cash retention of $225 million annually Adjustment to distribution policy, resulting in over $76 million of cash retention in the first three quarters of 2009 versus cash used for these in the first three quarters of 2008 Net proceeds of approximately $130 million generated from non-core asset sales year-to-date Amended line of credit in April of 2009 Restricts the use of cash for share repurchases and limits distributions to the minimum necessary to stay compliant with REIT requirements In March 2010, the line banks will assess our compliance with covenants and re-assess the restrictions at that time

6 Cash Retention Enhances Financial Flexibility 2006-2009 Net Distributions1 and SRP by Quarter (000s) 2008 cash paid for net distributions and SRP were $156 million and $227 million, respectively. Annual SRP limitation of $227 million was reached on October 22, 2008. Approximately $225 million of cash to be retained annually due to SRP suspension. Year-to-date Q309 net distributions were $76 million less than the comparable period in 2008. 2006: $176,933 2009 YTD Q3: $40,548 Total Payments by Year 2007: $275,410 2008: $382,748 Distribution amounts paid in cash, net of funds reinvested. Since inception, gross distributions paid total approximately $1.2 billion. YTD 2009 Deleveraging of $491,290

Steady Progress on Addressing Maturing Loans1 7 1) All amounts represent loan balances set to mature in the year indicated as of 12/31/08, excluding amortization. Loan status as of 12/10/09. 2) Total asset sales has reduced debt by approximately $209MM, $44MM of which was scheduled to mature in 2009. (in thousands) 2009 2010 2011 2012 Mortgage Debt Maturing $ 1,054,519 $ 1,284,472 $ 426,867 $ 405,981 Paid Down (89,608) (57,251) (2,912) - Refinanced (Completed) (514,423) (381,100) (11,250) - Asset Sales/Sales Candidates2 (49,096) (120,871) - - Extensions (Probable or Granted) (401,392) (119,745) (4,539) - Marketing (One off financing) - (227,535) - - Commitment Under Negotiation - (300,000) - - Remaining Debt to Address $ - $ 77,970 $ 412,705 $ 405,981

Laddering Debt Maturities 8 1) Schedule reflects activity as of 12/10/2009 and deals currently in negotiation deemed likely to close. Pro Forma Debt Maturity Schedule through 20161 Addressed

9 Enhancing Liquidity through Asset Sales Asset management strategy includes the disposition of non-core assets. 1) Information presented represents status of dispositions as of 12/1/09. Asset Sales by Acquired Book Value1 Closed on the sale of four non-core assets during the nine months ended September 30, 2009 for a total sales price of $227 million. Since the close of the third quarter, we sold four non-core assets, representing 436,205 square feet for a total sales price of $111 million. These sales resulted in the extinguishment of $209 million of debt and cash proceeds of approximately $130 million. 353,924 79,766 137,877

10 We have taken proactive steps to manage our consistent cash flows, reduce leverage and enhance financial flexibility: Retain approximately $225 million in cash flow on an annualized basis due to the suspension of the share repurchase program. Changes in distribution policy resulted in retention of $76 million in cash when comparing first nine months of 2009 to first nine months of 2008. As of December 1, 2009, sold eight assets, totaling approximately $338 million for net proceeds of roughly $130 million. For mortgage loans maturing in 2009, paid down or refinanced $604 million1, extinguished $49 million through dispositions (including $5 million for a pending sale transaction), and have another $401 million2 in executed or probable extensions as of December 1, 2009. We have cash and available credit of approximately $223 million as of December 1, 2009. As a result of actions taken, we have reduced the overall leverage on our balance sheet by approximately $490 million. Measurable Results Toward Strengthening the Balance Sheet Aggregate current loan payoffs. Aggregate current loan payoffs for extensions that have been granted or are being negotiated. 1) 2)

Year-to-Date Financial Highlights 11 1) Includes debt on properties held for sale of $6.1MM and $33.6MM for 9/30/09 and 12/31/08 respectively. 2) Includes discontinued operations. 3) Funds From Operations further detailed on page 15. For further information, including a reconciliation of Funds From Operations to GAAP net income, please see Form 10-Q for the quarter ended 9/30/09. (in thousands, except per share amounts) 09/30/09 12/31/08 Total Assets $ 7,136,304 $ 7,606,664 Mortgages and Notes Payable1 $ 4,166,292 $ 4,436,232 Line of Credit $ 187,000 $ 225,000 Weighted Average Interest Rate 5.39% 4.88% Ratio of Debt to Assets 61.00% 60.84% Shareholders' Equity $ 2,497,522 $ 2,572,348 09/30/09 09/30/08 Weighted Average Common Shares 479,854 482,929 Total Revenues2 $ 524,640 $ 566,380 Total REIT-Level Operating Expenses2 $ 14,146 $ 14,545 Funds From Operations3 $ 122,696 $ 106,557 Funds From Operations / Share $ 0.25 $ 0.22 Distributions Declared $ 59,383 $ 232,294 Distributions Declared / Share $ 0.12 $ 0.48

FFO and Cash Flows From Operations 12 1) These are non-GAAP measures. See Form 10-K for year ended 12/31/2008, and Form 10-Q for quarter ended 9/30/2009 for reconciliation to GAAP net income. 2) Modified Funds From Operations excludes the impact of non-cash charges. Darien Towne Center | Darien, IL Cornerstone Plaza | Cocoa Beach, FL (in thousands) 9 months 9/30/09 12/31/08 12/31/07 Funds From Operations1 $ 122,696 $ (349,401) $ 287,601 Non-Cash Charges 100,503 644,049 33,581 Modified Funds From Operations1,2 $ 223,199 $ 294,648 $ 321,182 Cash Flow From Operations $ 203,963 $ 309,351 $ 318,641 Distributions Paid $ 72,924 $ 309,192 $ 290,571

Diversification of Retail Assets As of September 30, 2009 13 Gross Leasable Area Breakdown by Asset Type Type of Shopping Center Concept Square Feet (Including Anchors) Anchor Ratio Primary Trade Area Neighborhood Center Convenience 30,000 – 150,000 30 - 50% 3 miles Community Center General merchandise; convenience 100,000 - 350,000 40 - 60% 3 – 6 miles Lifestyle Center Upscale national chain specialty stores; dining and entertainment in outdoor seating Typically 150,000 - 500,000 but can be smaller or larger 0 - 50% 8 – 12 Miles Power Center Category-dominant anchors; few small tenants 250,000 - 600,000 75 - 90% 5 – 10 miles Community Center 21% Neighborhood Center 8% Power Center 36% Other 16% Lifestyle Center 9% Single Tenant Retail 10%

Increased Tenant Diversification Reduces Risk No Tenant Represents More Than 4% GLA 14 At 12/31/2004 % of GLA At 9/30/20091 % of GLA 1. American Express 9.4% 1. PetSmart 3.9% 2. Zurich Insurance 4.4 2. Cost Plus 2.8 3. Wal-Mart 3.5 3. Wal-Mart 2.8 4. Ross Dress for Less 2.8 4. Kohl’s 2.6 5. Best Buy 2.6 5. Hewitt Associates 2.6 6. GMAC 2.5 6. Home Depot 2.4 7. Bed Bath & Beyond 2.1 7. Ross Dress for Less 2.2 8. Kohl’s 2.1 8. Best Buy 2.1 9. Publix 2.1 9. Zurich Insurance 2.0 10. Linens ‘n Things 1.8 10. Whirlpool Corporation 1.7 Percent of Total GLA 33.3% Percent of Total GLA 25.1% 1) Includes developments

Tenant Name # of Locations1 30 14 8 12 26 12 23 3 15 Strong Anchors Enhance Leasing Efforts 1) Properties include owned, shadow anchors, developments and joint ventures as of 9/30/09.

Stabilized Lease Expirations 16 1) Percentages based on total multi-tenant square footage only as of September 30, 2009. Above graph includes only existing lease expirations and does not include vacant square feet caused by the bankruptcies of Linens ‘n Things and Circuit City. Lease Expiration of Multi-Tenant Real Estate1 2.11% 3.57% 4.32% 4.48% 8.28% 12.61% 8.75% 6.19% 7.30% 5.07%

Dedicated Leasing Team Achieving Solid Traction in Challenging Market 17 Leases signed for spaces not previously leased. Therefore, there are no rent spreads for these leases. Leases signed by a different tenant after the previous tenant has vacated. Rent spread is the difference between the new rental rate and the previous rental rate for replacement and renewals only. 9/30/09 12/31/08 12/31/07 GLA of new leases signed1 97,496 225,030 301,681 GLA of lease renewals 1,266,742 904,146 868,297 GLA of replacement leases signed2 821,062 280,190 378,193 Total 2,185,300 1,409,366 1,548,171 Rent spread per square foot3 $(0.76) $1.55 $1.29 Rent spread % (4.8%) 7.3% 8.3% Renewal Retention Rate 64% 63% 77% End of period occupancy 87% 89% 97% 1) 2) 3)

18 Impact of Tenant Bankruptcies on Occupancy 1) Mean occupancy is calculated by taking the average of all historical occupancies from Q1 2004 to Q3 2009. 2) Excluding vacant Mervyn’s locations (approximately 1.7MM square feet or 30% of portfolio vacancy), occupancy for this property type was approximately 97%. 1 95.2% Circuit City Bankruptcy November 2008 Vacated in March 2009. Linens ‘n Things Bankruptcy May 2008 Vacated at the end of 2008. Mervyn’s Bankruptcy July 2008 Vacated at the end of 2008. Neighborhood Centers Community Centers Power Centers Lifestyle Centers Single Tenant Retail 8% 21% 36% 9% 10% 90% 91% 88% 92% 60% % of Gross Leasable Area Occupancy 2

Significant Progress on Re-Leasing Vacancies 19 Previous Tenant Leased GLA GLA in Various Stages of Negotiation Available GLA Total GLA % of Portfolio Linens ‘n Things 287,747 319,440 159,828 767,015 2% 37% 42% 21% 100% Circuit City 66,657 304,136 175,171 545,964 1% 12% 56% 32% 100% Mervyn's 459,106 1,069,262 368,600 1,896,968 4% 24% 57% 19% 100% Total 1 813,510 1,692,838 703,599 3,209,947 7% 25% 53% 22% 100% Significant progress has been made on re-leasing of the space recently vacated by Linens ‘n Things, Circuit City and Mervyn’s. We have re-leased 25% to strong national tenants including TJ Maxx, Ross Dress for Less, Best Buy and Kohl’s. We have an additional 53% in various stages of lease negotiations with tenants of similar quality. 1) As of 12/10/2009.Excludes build-out space for new tenants.

Our strategy of owning and operating a high-quality retail portfolio, which is diversified geographically, by property type and by tenant has proven effective as we manage the business through this recession. Our quality assets, disciplined asset management and strong tenant relationships have advanced our leasing efforts, resulting in solid transaction. The recession has altered how consumers spend and save, which we believe benefits our value-oriented tenants. Our primary focus is on managing occupancy and strengthening the balance sheet. We have made significant progress towards leasing up our properties back to a level of normalcy. We have made significant progress in refinancing our maturing debt, working with several lending sources and achieving measurable results. Preservation of capital remains our priority, with prudent policy adjustments necessary to help achieve long-term success of our company. 20 Key Takeaways

Forward-Looking Statements 21 Certain statements in this presentation may constitute “forward-looking statements.” Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Federal Private Securities Litigation Reform Act of 1995 and we include this statement for the purpose of complying with such safe harbor provisions. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: Our financial condition will be materially adversely affected if we are unable to refinance all or substantially all of our remaining indebtedness maturing in 2009 or 2010. As of December 31, 2008, we had $1.1 billion of our indebtedness maturing during 2009 and approximately $1.3 billion maturing in 2010; Our financial condition may be affected by required debt service payments, the risk of default and restrictions on our ability to incur additional debt or enter into certain transactions under our credit agreement. In addition, we may encounter difficulties in obtaining permanent financing or refinancing existing debt; National or local economic, business, real estate and other market conditions, including the ability of the general economy to recover timely from the current volatile economic downturn; The level and volatility of interest rates as well as significant challenges in the debt markets that may adversely affect our ability to obtain permanent financing or refinance our existing indebtedness; General financial risks affecting the real estate industry, including the current economic downturn that may adversely affect the ability of our tenants, or new tenants, to enter into new leases or the ability of our existing tenants to renew their leases at rates at least as favorable as their current rates or at all; Financial stability of tenants, including the ability of tenants to pay rent, the decision of tenants to close stores and the effect of bankruptcy laws and our ability to re-lease any resulting vacant space; Risks of real estate development, including the failure of pending developments and redevelopments to be completed on time and within budget and the failure of newly acquired or developed properties to perform as expected; The ability to dispose of properties on favorable terms or at all as real estate investments can be illiquid, particularly as prospective buyers may experience increased costs of financing or difficulties obtaining financing; Risks of joint venture activities, including development joint ventures; The effect of inflation and other factors on fixed rental rates, operating expenses and real estate taxes; The competitive environment in which we operate and the supply of and demand for retail goods and services in our markets; The increase in property and liability insurance costs and the ability to obtain appropriate insurance coverage; The ability to maintain our status as a REIT for federal income tax purposes; The effects of hurricanes and other natural disasters; Environmental/safety requirements and costs; and Other risks identified in this presentation and, from time to time, in other reports we file with the Securities and Exchange Commission (SEC). We disclaim any intention or obligation to update or revise any forward-looking statement whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of September 30, 2009. This presentation should also be read in conjunction with our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q as filed with the SEC. Tenant Photographs and Logos The companies depicted may have proprietary interests in their trade names and trademarks. Nothing herein shall be considered to be an endorsement authorization or approval of Inland Western Retail Real Estate Trust, Inc. by the aforementioned companies. Further, none of the aforementioned companies are affiliated with Inland Western Retail Real Estate Trust, Inc. in any manner, other than being a tenant in properties that Inland Western Retail Real Estate Trust, Inc. owns or has interest in. Property Photographs Properties depicted in photographs in this presentation are wholly or partially owned by Inland Western Retail Real Estate Trust, Inc. However, some photographs are of shadow anchors, which are located in or adjacent to our center, but that are not owned by Inland Western Retail Real Estate Trust, Inc.